                                                                   EXHIBIT 10.30

                           AMENDMENT NUMBER FOUR TO
                          LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 9, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), El Torito Restaurants, Inc., a Delaware corporation ("El Torito"), and Chi-Chi's, Inc., a Delaware corporation ("Chi-Chi's"), on the other hand, with reference to the following facts:

     A. Foothill, on the one hand, and El Torito, Chi-Chi's, FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. El Torito and Chi-Chi's (individually and collectively, jointly and severally, "Borrower") and FRI-MRD have requested Foothill to consent to (a) FRI-MRD's issuance of new Senior Secured Discount Notes in the original principal amount at maturity of up to $24,000,000 (yielding gross proceeds of approximately $21,000,000), (b) the acquisition by FRI-MRD of all of the issued and outstanding capital Stock of The Hamlet Group, Inc., a California corporation ("HGI"), (c) the merger of FRI-Sub, Inc., a Delaware corporation ("FRI-Sub"), into Koo Koo Roo, Inc., a Delaware corporation ("KKR"), with KKR as the survivor,
          (d) increase the maximum line amount and subline amounts under the Agreement by $20,000,000, (e) FRI-MRD or one of its Subsidiaries providing loans or other advances to KKR or its Subsidiaries in an amount not to exceed $3,000,000 outstanding at any one time, and (f) certain other transactions as contemplated by the KKR Merger Agreements as hereinafter defined.

     C. Borrower and FRI-MRD have requested Foothill to amend the Agreement to permit the foregoing transactions, as set forth in this Amendment;

     D. Foothill is willing to so modify the Agreement in accordance with the terms and conditions hereof; and

     E. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill, Borrower and FRI-MRD hereby agree as follows:

          1.   DEFINITIONS FOR THIS AMENDMENT.
               ------------------------------

          Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Agreement, as amended hereby. For purposes of this Fourth Amendment only, the following initially capitalized terms shall have the following meanings:

          "Effective Date" means the date of execution of this Amendment.
           --------------

          "HGI Closing Date" means the later to occur of (a) the Effective Date,
           ----------------
or (b) the date on which Foothill acknowledges, in writing, that each of the conditions contained in Section 4 have been fulfilled or waived.
                        ---------

          "KKR Closing Date" means the later to occur of (a) the Effective Date,
           ----------------
or (b) the date on which Foothill acknowledges, in writing, that each of the conditions contained in Section 5 have been fulfilled or waived.
                        ---------

          "KKR Senior Notes" means the 13% Senior Notes due August 14, 2000
           ----------------
issued by KKR.

          2.   AMENDMENTS TO THE AGREEMENT TO FACILITATE THE INCREASE IN THE
               -------------------------------------------------------------
               MAXIMUM AMOUNT AND TO PERMIT THE KKR CREDIT FACILITY.
               ----------------------------------------------------

               a. All references to "Regulation G" of the Federal Reserve Board hereby are deleted from the Agreement.

               b.   Section 1.1 of the Agreement hereby is amended by adding or
                    -----------
modifying, as the case may be, the following definitions:

               "KKR" means Koo Koo Roo, Inc., a Delaware corporation.
                ---

               "KKR Credit Facility" means the financial arrangement pursuant to
                -------------------
     which FRI-MRD or one of its Subsidiaries has agreed to make loans or other advances to KKR or its Subsidiaries, in an amount not to exceed $3,000,000, in the aggregate, outstanding at any one time, pursuant to a written agreement, substantially in the form attached hereto as Exhibit A4-1.
                                                             ------------

               "Line Increase Blockage Amount" means $20,000,000; provided,
                -----------------------------                     --------
     however, that such amount shall be decreased, but not below zero, in an
     -------
     amount equal to $675,000 for each parcel of Real Property identified on Schedule R-1, for which (a) Foothill has received an endorsement to the
     ------------
     mortgage title insurance policy relative to such property, and (b) an amendment to the Mortgage relative to such property has been recorded, in each case, to reflect the increase in the Maximum Amount from $35,000,000 to $55,000,000, and in form and substance satisfactory to Foothill in its reasonable credit judgment; provided further, however, that notwithstanding
                                 ----------------  -------
     the foregoing, the Line Increase Blockage Amount shall remain at $20,000,000 until the earlier to occur of (i) the HGI Acquisition and the KKR Merger both having become effective, and (ii) the holders of the Senior Discount Notes having consented to the increase in the Maximum Amount from $35,000,000 to $55,000,000.

               "Maximum Amount" means, as of any date of determination, the
                --------------
     result of (a) $55,000,000, minus (b) 100% of the Net Proceeds in excess of
                                -----
     $3,500,000 received by FRI-MRD or its Subsidiaries on or after the Closing Date from Permitted Dispositions (other than (i) Asset Dispositions of Dinnerhouse Assets, (ii) Asset Dispositions of Chi-Chi's Specified Assets,
     (iii) Ordinary Course Dispositions, (iv) Permitted Sale and Lease-backs, and (v) after the effective date of the HGI Acquisition, the HGI Disposition), minus (c) the Line Increase Blockage Amount.
                   -----

               "Maximum Chi-Chi's Amount" means (a) $55,000,000, minus (b) 100%
                ------------------------                         -----
     of the Net Proceeds in excess of $3,500,000 received by FRI-MRD or its Subsidiaries on or after the Closing Date from Permitted Dispositions (other than (i) Asset Dispositions of Dinnerhouse Assets, (ii) Asset Dispositions of Chi-Chi's Specified Assets, (iii) Ordinary Course Dispositions, (iv) Permitted Sale and Lease-backs, and (v) after the effective date of the HGI Acquisition, the HGI Disposition), minus (c) the
                                                                  -----
     Line Increase Blockage Amount.

               "Maximum Chi-Chi's Revolving Amount" means (a) $35,000,000, minus
                ----------------------------------                         -----
     (b) 100% of the Net Proceeds in excess of $3,500,000 received by FRI-MRD or its Subsidiaries on or after the Closing Date from Permitted Dispositions (other than (i) Asset Dispositions of Dinnerhouse Assets, (ii) Asset Dispositions of Chi-Chi's Specified Assets, (iii) Ordinary Course Dispositions, (iv) Permitted Sale and Lease-backs, and (v) after the effective date of the HGI Acquisition, the HGI Disposition), minus (c) the
                                                                  -----
     Line Increase Blockage Amount.

               "Maximum El Torito Amount" means (a) $55,000,000, minus (b) 100%
                ------------------------                         -----
     of the Net Proceeds in excess of $3,500,000 received by FRI-MRD or its Subsidiaries on or after the Closing Date from Permitted Dispositions (other than (i) Asset Dispositions of Dinnerhouse Assets, (ii) Asset Dispositions of Chi-Chi's Specified Assets, (iii) Ordinary Course Dispositions, (iv) Permitted Sale and Lease-backs, and (v) after the effective date of the HGI Acquisition, the HGI Disposition), minus (c) the
                                                                  -----
     Line Increase Blockage Amount.

               "Maximum El Torito Revolving Amount" means (a) $35,000,000, minus
                ----------------------------------                         -----
     (b) 100% of the Net Proceeds in excess of $3,500,000 received by FRI-MRD or its Subsidiaries on or after the Closing Date from Permitted Dispositions (other than (i) Asset Dispositions of Dinnerhouse Assets, (ii) Asset Dispositions of Chi-Chi's Specified Assets, (iii) Ordinary Course Dispositions, (iv) Permitted Sale and Lease-backs, and (v) after the effective date of the HGI Acquisition, the HGI Disposition), minus (c) the
                                                                  -----
     Line Increase Blockage Amount.

               "Permitted Investments" means (a) Permitted Ordinary Course
                ---------------------
     Investments, (b) Permitted Acquisitions, (c) Permitted Dispositions, (d) Investments existing on the Closing Date, (e) Permitted Toehold Investments, (f) loans or other advances made from time to time to KKR and its Subsidiaries pursuant to the KKR Credit Facility, (g) the HGI Acquisition, and (h) the KKR Merger.

               c.   Section 2.6(a) of the Agreement hereby is amended and
                    --------------
restated in its entirety to read as follows:

               (a) Interest Rate. Except as provided in clause (b) below (i) at such times as the aggregate amount of Advances outstanding hereunder is less than $23,333,333, all monetary Obligations that are charged to the Loan Account (except for undrawn Letters of Credit) shall bear interest at a per annum rate of 1.875 percentage points above the Reference Rate, and
     (ii) at such times as the aggregate amount of Advances outstanding hereunder is equal to or greater than $23,333,333, all monetary Obligations that are charged to the Loan Account (except for undrawn Letters of Credit) in excess of $23,333,333 shall bear interest at a per annum rate of 2.875 percentage points above the Reference Rate and the portion of such monetary Obligations not in excess of $23,333,333 shall bear interest at a per annum rate of 1.875 percentage points above the Reference Rate.

          3.   AMENDMENTS TO THE AGREEMENT TO FACILITATE THE HGI ACQUISITION.
               -------------------------------------------------------------

               a.   Section 1.1 of the Agreement hereby is amended by adding or
                    -----------
modifying, as the case may be, the following definitions:

               "Acquisition Lien" means in respect of the assets of (i) any
                ----------------
      Person that is the subject of a Permitted Acquisition, or (ii) HGI, after giving effect to the HGI Acquisition, or (iii) KKR, after giving effect to the KKR Merger, a Lien that attaches solely to such assets, is in existence immediately prior to such Acquisition, the HGI Acquisition, or the KKR Merger, as the case may be, and was not created in connection with, or in anticipation of, the Acquisition of such Person, the HGI Acquisition, or the KKR Merger, respectively.

               "FRI-Sub" means FRI-Sub, Inc., a Delaware corporation.
                -------

               "Guarantors" means FRI, FRI-MRD, FRI-Admin, Franchising, upon the
                ----------
     effectiveness of the HGI Acquisition, HGI, upon the effectiveness of the KKR Merger, KKR, each of the Chi-Chi's Subsidiaries and each of the other Subsidiaries of FRI-MRD from time to time party to one of the Guaranties.

               "HGI" means The Hamlet Group, Inc., a California corporation.
                ---

               "HGI Acquisition" means the acquisition by FRI-MRD from KKR of
                ---------------
     all of the issued and outstanding shares of Stock of HGI.

               "HGI Acquisition Agreements" means the Stock Purchase Agreement,
                --------------------------
     dated as of June 9, 1998, between FRI-MRD and KKR and all related agreements, documents and instruments, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               "HGI Disposition" means the sale, transfer or other disposition,
                ---------------
     directly or indirectly, in one or a series of transactions, for cash or other assets, by FRI-MRD of all or substantially all of the assets or Stock of HGI.

               "Net HGI Proceeds" means, (a) the gross cash proceeds received by
                ----------------
     or on behalf of FRI-MRD or its Subsidiaries in respect of an HGI Disposition, less (b) the sum of (i) the amount, if any, of all (y) taxes
                  ----
     (other than income taxes) payable by FRI-MRD or its Subsidiaries in connection with such HGI Disposition and (z) FRI-MRD's good faith best estimate of the amount of all income taxes payable in connection with such HGI Disposition, (ii)(A) the amount of any reasonable reserve established in accordance with GAAP against any liabilities associated with the assets sold or disposed of and retained by FRI-MRD or its Subsidiaries (including any post-closing adjustments, severance, relocation, pension, and closure liabilities provided for under the applicable purchase documentation), provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of an HGI Disposition occurring on the date of such reduction, and (B) the amount applied to repay any Indebtedness to the extent such Indebtedness is required by its terms to be repaid as a result of such HGI Disposition, and (iii) reasonable and customary fees, commissions, and expenses and other costs paid by FRI-MRD or its Subsidiaries in connection with such HGI Disposition (other than those payable to FRI-MRD or any Affiliate of FRI-MRD), in each case only to the extent not already deducted in arriving at the amount referred to in clause (a).
     ----------

               "Pledged HGI Collateral" means:  (a) the Pledged HGI Securities
                ----------------------
     and the certificates representing the Pledged HGI Securities and any interest of FRI-MRD in the entries on the books of any financial intermediary pertaining to the Pledged HGI Securities, and all dividends or distributions of any kind whatsoever (other than cash or cash equivalents) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged HGI Securities; (b) all additional shares of, and all securities convertible into, and warrants, options and other rights to purchase, Stock (whether certificated or uncertificated and now existing or hereafter created) of HGI from time to time acquired by FRI-MRD in any manner (which shares shall be deemed to be part of the Pledged HGI Securities), the certificates or other instruments representing such additional shares, securities, warrants, options, or other rights and any interest of FRI-MRD in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends or distributions of any kind whatsoever (other than cash or cash equivalents) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and (c) to the extent not covered in clause (a) or (b) hereof, all Proceeds thereof.

               "Pledged HGI Securities" means all of the issued and outstanding
                ----------------------
     shares of Stock of HGI as of the effective date of the HGI Acquisition.

               "Proceeds" shall have, for purposes of the definition of "Pledged
                --------
     HGI Collateral," the meaning ascribed thereto under the Uniform Commercial Code as in effect in any relevant jurisdiction or under relevant law.

               "Release Condition" means that (a) no Default or Event of Default
                -----------------
     has occurred and is continuing or would result therefrom, (b) with regard to the HGI Disposition, the Senior Secured Discount Notes are prepaid in an amount equal to 100% of the Net HGI Proceeds received from the HGI Disposition in accordance with the provisions of the Senior Secured Discount Note Agreement, (c) in all cases other than Asset Dispositions of the Dinnerhouse Assets or the Chi-Chi's Specified Assets, FRI-MRD or its Subsidiary is receiving at least fair value for the property or assets that are the subject of the Asset Disposition, and (d) following such Asset Disposition, the subject properties or assets are not to be the subject of a lease (other than in connection with a Permitted Sale and Lease-back) by FRI-MRD or any of its Subsidiaries.

               "Relevant Measuring Period" means (a) as applied to (i) KKR, upon
                -------------------------
     the effectiveness of the KKR Merger, (ii) HGI, upon the effectiveness of the HGI Acquisition, and (iii) the combined EBITDA covenant set forth in
     Section 7.20(c): with respect to June 30, 1999, the three months then
     ---------------
     ended, with respect to September 30, 1999, the six months then ended, with respect to December 31, 1999, the nine months then ended, and, with respect to any fiscal quarter ended thereafter, the twelve months then ended, and
     (b) as applied to El Torito and Chi-Chi's, with respect to each Relevant Measuring Period, the twelve months then ended.

               "Senior Secured Discount Notes" means the 14.0% Senior Secured
                -----------------------------
     Discount Notes due January 24, 2002 to be issued by FRI-MRD, in an aggregate principal amount not to exceed $24,000,000, the proceeds from the sale of which are to be used to purchase the Pledged HGI Securities, and thereafter to be secured by the Pledged HGI Collateral.

               "Senior Secured Discount Note Agreement" means the Note Agreement
                --------------------------------------
     to be entered into between FRI-MRD and each of the purchasers referred to therein in connection with the issuance of the Senior Secured Discount Notes, and any other note agreement providing for the issuance of the Senior Secured Discount Notes, in each case, in form and substance satisfactory to Foothill.

               b.   The definition of "Permitted Liens" in Section 1.1 of the
                                                           -----------
Agreement is amended by replacing the final "." in clause (n) with ", and", and adding the following as a new clause (m):

               (m) the pledge of the Pledged HGI Security pursuant to the Senior Discount Note Agreement.

               c.   The following is added as a new Section 5.15 to the Loan
                                                    ------------
Agreement:

               5.15 ISSUANCE OF SENIOR SECURED DISCOUNT NOTES. The Senior Secured Discount Note Agreement and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment of all conditions precedent set forth therein. All actions and proceedings required by the Senior Secured Discount Note Agreement, applicable law or regulation have been taken and the transactions required thereunder have been duly and validly taken and consummated. No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Senior Secured Discount Note Agreement. Borrower has received the proceeds pursuant to each issuance of the Senior Secured Discount Notes. Borrower has delivered, or caused to be delivered, to Foothill true, correct and complete copies of the Senior Secured Discount Note Agreement.

               d.   The following is added as a new Section 5.16 to the Loan
                                                    ------------
Agreement:

               5.16 HGI ACQUISITION. The HGI Acquisition Agreements and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment of all conditions precedent set forth therein and giving effect to the terms of the HGI Acquisition Agreements, FRI-MRD has acquired and has good and marketable title to all of the issued and outstanding shares of Stock of HGI, free and clear of all claims, liens, pledges and encumbrances of any kind, except for the pledge to the holders of the Senior Secured Discount Notes pursuant to the Senior Secured Discount Note Agreement. All actions and proceedings required by the HGI Acquisition Agreements, applicable law or regulation (including compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated. No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the HGI Acquisition Agreements. Borrower has delivered, or caused to be delivered, to Foothill true, correct and complete copies of the HGI Acquisition Agreements.

               e.   Section 6.5 of the Agreement hereby is amended and restated
                    -----------
in its entirety to read as follows:

               6.5 TITLE TO EQUIPMENT. With the exception of Equipment of HGI, in the event that the book value of all Equipment of Borrower and the Guarantors the ownership of which is evidenced by a certificate of title or similar form of evidence of ownership exceeds $200,000 in the aggregate, then, upon Foothill's request, FRI-MRD and its Subsidiaries shall deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment owned by Borrower or any Guarantor.

               f.   Subsections (c) and (d) of Section 6.8 of the Agreement
                                               -----------
hereby are amended and restated in their entirety to read as follows:

               (c) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. Insurance policies covering property and assets against loss by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, earthquake, elevator collisions and other risks included under an "extended coverage" endorsement shall contain a California Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Foothill, showing Foothill as a loss payee thereof as its interests may appear, and shall contain a waiver of warranties. All such insurance (with the exception of workers' compensation and health insurance policies and policies of insurance covering the property or assets of HGI) shall name Foothill as an additional insured as its interest may appear. Every policy of insurance referred to in this Section 6.8 (with the exception of workers'
                         -----------
     compensation and health insurance policies and policies of insurance covering the property or assets of HGI) shall contain an agreement by the insurer that it will not cancel such policy except after 10 days prior written notice to Foothill. Certified copies or originals of such policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill prior to the expiration or cancellation of the existing or preceding policies. Each of FRI-MRD and Borrower shall deliver to Foothill, upon the request of Foothill, evidence of the payment of all premiums for such policies of insurance.

               (d) Each of FRI-MRD and Borrower shall give Foothill prompt notice of any loss or damage to their properties and assets by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquake, elevator collision, and other risks included under an "extended coverage" endorsement covered by such insurance in excess of $250,000. With the exception of insurance policies covering the property or assets of HGI, upon the occurrence and during the continuance of an Event of Default, Foothill shall have the exclusive right to adjust all losses payable under the applicable insurance policies without any liability to FRI-MRD or Borrower, as applicable, whatsoever in respect of such adjustments. Any monies received as payment for any loss or damage to their properties and assets by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquake, elevator collision, and other risks included under an "extended coverage" endorsement under the applicable insurance policy (exclusive of any casualty loss wherein the insurance proceeds are less than $50,000 and excluding insurance proceeds received with respect to the assets or properties of HGI), shall be paid over to Foothill, and FRI-MRD and Borrower shall have the right to designate in writing to Foothill within 45 days of such payment whether such payment shall be (i) applied to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect (together with a commensurate reduction of the Maximum Amount, the Maximum Chi-Chi's Amount, the Maximum Chi-Chi's Revolving Amount, the Maximum El Torito Amount, and the Maximum El Torito Revolving Amount), or (ii) disbursed to FRI-MRD or its Subsidiary, as applicable, under staged payment terms satisfactory to Foothill for application to the cost of repairs, replacements, or restorations and subject to the conditions set forth in
     this Section 6.8(d).   In the event Foothill fails to receive timely such
          --------------
     written designation or the conditions set forth in the following sentence are not satisfied, the payment shall be applied in the manner set forth in clause (i) of the immediately preceding sentence. If FRI-MRD and

     Borrower elect to cause Foothill to disburse any monies received as payment for any loss pursuant to this Section 6.8(d), Foothill only shall be
                                   --------------
     obligated to disburse such money for the repair, replacement or restoration of the affected property or assets if all of the following conditions are satisfied: (A) no Default or Event of Default has occurred and is continuing or would result from the disbursement or application of such monies; (B) FRI-MRD or Borrower have cash, cash equivalents, borrowing availability under Section 2.1 or Section 2.3, and/or business interruption
                        -----------    -----------
     insurance proceeds in amounts sufficient, in Foothill's reasonable judgment, to ensure that Borrower will be able to make payment as and when due of each of its direct Obligations that will be payable during the period of such repair, replacement, or restoration; (C) Foothill is reasonably satisfied that the amount of such cash, cash equivalents, borrowing availability, and/or insurance proceeds will be sufficient fully to repair, replace, or restore the affected property or assets; (D) construction, completion of the repair, replacement, or restoration of the affected property or assets shall be completed in accordance with plans, specifications, and drawings submitted to and approved by Foothill, which approval shall not be unreasonably withheld or delayed; (E) all construction and completion of the repair, replacement, or restoration shall be effected with reasonable promptness and shall be of a value (the "Replaced Value") (i) at least equal to the replacement value (the "Destroyed Value") of such items of property destroyed or condemned prior to such destruction or condemnation, or (ii) of a value less than the Destroyed Value so long as the difference between the Destroyed Value and the Replaced Value is applied to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect (together with a commensurate reduction of the Maximum Amount, the Maximum Chi-Chi's Amount, the Maximum Chi-Chi's Revolving Amount, the Maximum El Torito Amount, and the Maximum El Torito Revolving Amount); and (f) all monies paid by Borrower to Foothill may be commingled with other funds of Foothill and will not bear interest pending disbursement hereunder. Upon the occurrence and during the continuance of an Event of Default, Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

               g.   Section 6.10 of the Agreement hereby is amended and restated
                    ------------
in its entirety to read as follows:

               6.10 LOCATION OF INVENTORY AND EQUIPMENT.  With the exception of the Inventory and Equipment of HGI, keep their Inventory and Equipment only at or in-transit between the locations identified on Schedule 6.10;
                                                          -------------
     provided, however, that Borrower may amend Schedule 6.10 so long as such
     --------  -------                          -------------
     amendment occurs by written notice to Foothill not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, FRI-MRD or its Subsidiary, as applicable, provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests in such assets.

               h.   Section 7.1(b) of the Agreement hereby is amended and
                    --------------
restated in its entirety to read as follows:

               (b) Indebtedness set forth on the Second Amended and Restated
                                                 ---------------------------
     Schedule 7.1;
     ------------

          i.   Section 7.8 of the Agreement hereby is amended and restated
                    -----------
in its entirety to read as follows:

          7.8  PREPAYMENTS AND AMENDMENTS.

               (a)  Except in connection with a refinancing permitted by Section
                                                                         -------
     7.1(h), prepay, redeem, retire, defease, purchase, or otherwise acquire the
     ------
     Senior Discount Notes or the Senior Secured Discount Notes, provided,
                                                                 --------
     however, that so long as no Blockage Event exists, FRI-MRD may prepay,
     -------
     redeem, retire, defease, purchase, or otherwise acquire the Senior Discount Notes or the Senior Secured Discount Notes; and

               (b) Directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of the Senior Discount Note Agreement or the Senior Secured Discount Note Agreement without the prior written consent of Foothill.

          j.   The following is added as a new subsection (e) to Section 7.20 of
                                                                 ------------
the Agreement:

               (e) EBITDA - HGI. In the case of HGI, fail to maintain EBITDA (before deduction of general and administrative expenses allocated to HGI) for the Relevant Measuring Period (and until such time as all or substantially all of the assets or Stock of HGI is disposed of through one or more HGI Dispositions) of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

========================================
Period Ending             Minimum EBITDA
----------------------------------------
06/30/99                        -0-
----------------------------------------
09/30/99                        $500,000
----------------------------------------
12/31/99                        $500,000
----------------------------------------
quarterly thereafter            $500,000
========================================

          k. final "or" in clause (b) of the first sentence thereof, replacing the final "." in clause (c) with "," and by adding the following as new clauses
(d) and (e):

          (d) Section 7.14 of the Agreement is hereby amended by deleting the the payment by FRI or FRI-MRD of reasonable and customary director fees and the reimbursement of expenses to directors of FRI and its Subsidiaries (including such payments to Apollo Related Persons), or

          (e) the payment by FRI or FRI-MRD of such amounts, in cash, provided that the cash portion does not exceed $6,000,000, and in the Stock of FRI, necessary to terminate the Family Restaurants, Inc., FRI-MRD, Corporation, Chi-Chi's, Inc. and El Torito Restaurants, Inc. Amended and Restated Value Creation Units Plan.

          l.        Amended and Restated Schedule 7.1 of the Agreement is hereby
                    ---------------------------------
amended, restated, and replaced in its entirety by the Second Amended and
                                                       ------------------
Restated Schedule 7.1 attached hereto.
---------------------

     4.   AMENDMENTS TO THE AGREEMENT TO FACILITATE THE KKR MERGER.
          --------------------------------------------------------

          a.   Section 1.1 of the Agreement hereby is amended by adding or
               -----------
modifying, as the case may be, the following definitions:

          "KKR Merger" means the merger of FRI-Sub with and into KKR with KKR as
           ----------
     the surviving corporation pursuant to the terms of the KKR Merger
     Agreements.

          "KKR Merger Agreements" means the Agreement and Plan of Merger by and
           ---------------------
     among FRI, KKR, and FRI-Sub, and all related agreements (other than the KKR Credit Facility), documents and instruments, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          "Permitted KKR Capital Expenditures"  means capital expenditures
           ----------------------------------
     directly related to the operations of KKR and its Subsidiaries, plus new unit expansion, in an amount not to exceed the amounts, and for the periods, set forth below:


================================================================
     Fiscal Year Ended         Maximum Capital Expenditures
----------------------------------------------------------------
12/31/1999                     $ 6,000,000
----------------------------------------------------------------
12/31/2000                     $18,000,000
----------------------------------------------------------------
12/31/2001 and thereafter      $30,000,000
================================================================


          b.   The definition of "Change of Control" in Section 1.1 of the
                                                        -----------
Agreement is amended by deleting the final "or" in clause (f), replacing the final "." in clause (g) with ", or", and adding the following as a new clause
(h):

     (h) FRI-MRD shall fail to own free and clear of any consensual Liens of any Person (other than Liens in favor of Foothill) and control (without being subject to any voting trust, voting agreement, shareholders agreement, or any other agreement or arrangement limiting or affecting the voting of such Voting Stock) at any time 100% of the outstanding Voting Stock of KKR by vote (other than directors qualifying shares and assuming that all convertible instruments, warrants, or options then outstanding have been exercised).

               c.   The following is added as a new Section 5.17 to the Loan
                                                    ------------
Agreement:

               5.17 KKR MERGER. The KKR Merger is valid and effective in accordance with the terms of the KKR Merger Agreements, and the corporation statutes of the State of Delaware and KKR is the surviving corporation pursuant to the merger. All actions, proceedings required by the KKR Merger Agreements, applicable law and regulation (including but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated. No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the KKR Merger Agreements and no governmental action or proceeding has been threatened or commenced seeking an injunction, restraining order or other order which seeks to void or otherwise materially modify the transactions described in the KKR Merger Agreements. Borrower has delivered, or caused to be delivered, to Foothill, true, correct and complete copies of the KKR Merger Agreements.

               d.   Section 7.3 of the Agreement hereby is amended and restated
                    -----------
in its entirety to read as follows:

               7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES. Except to the extent otherwise permitted by Section 7.13, enter into any Acquisition, merger,
                            ------------
     consolidation, reorganization, or recapitalization, or reclassify its capital Stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its property or assets; provided,
                                                                       --------
     however, that: (i) any Chi-Chi's Subsidiary may be merged with any other
     -------
     Chi-Chi's Subsidiary or with Chi-Chi's; and (ii) any Subsidiary of FRI-MRD (other than one of the Chi-Chi's Subsidiaries, one of the Debtors or HGI) may be merged with FRI-MRD or any of its Subsidiaries (other than the Chi-Chi's Subsidiaries, one of the Debtors or HGI); and (iii) one Debtor may be merged with the other Debtor.

               e.   Section 7.7 of the Agreement hereby is amended and restated
                    -----------
in its entirety to read as follows:

               7.7 NATURE OF BUSINESS. With the exception of the lines of business currently operated by Color Me Mine, Inc., and Arrosto Coffee Company, Inc., each a wholly owned subsidiary of KKR, make any change in the principal nature of FRI-MRD's or any of its Subsidiaries' business.

               f.   The following is added as a new subsection (e) to Section
                                                                      -------
7.11 of the Agreement:
----

               (e) FRI-MRD may make loans to or declare and pay dividends or other distributions in cash to FRI to (i) pay, to the extent required to be paid by applicable law, appraisal rights of dissenting KKR shareholders upon the effectiveness of the KKR Merger, (ii) redeem shares of Stock of KKR held by its officers, directors, or employees or its former officers, directors, or employees (or their estates or beneficiaries under their estates) that were issued pursuant to any stock option plan, restricted stock plan, or similar arrangement pursuant to the terms under which such shares of Stock were issued; provided, however, that the aggregate amount
                                  --------  -------
     of such dividends or other distributions shall not exceed $5,000,000, or
     (iii) to reimburse FRI for reasonable costs and expenses paid or incurred in connection with the HGI Acquisition or the KKR Merger.

               g.   Section 7.20(c) of the Agreement hereby is amended and
                    ---------------
restated in its entirety to read as follows:

                    (c) EBITDA - Combined. In the case of Chi-Chi's, El Torito, HGI, and KKR, on a combined basis, fail to maintain EBITDA for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

========================================
Period Ending             Minimum EBITDA
----------------------------------------
09/30/98                  $15,500,000
----------------------------------------
12/31/98                  $15,500,000
----------------------------------------
03/31/99                  $16,500,000
----------------------------------------
06/30/99                  $17,500,000
----------------------------------------
09/30/99                  $19,000,000
----------------------------------------
12/31/99                  $21,000,000
----------------------------------------
quarterly thereafter      $21,500,000
========================================

               h.   The following is added as a new subsection (f) to Section
7.20 of the Agreement:

                    (f) EBITDA - KKR. In the case of KKR, fail to maintain EBITDA for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

===========================================================
Period Ending                                Minimum EBITDA
-----------------------------------------------------------
06/30/99                                     $1,000,000
-----------------------------------------------------------
09/30/99                                     $2,000,000
-----------------------------------------------------------
12/31/99                                     $3,000,000
-----------------------------------------------------------
quarterly thereafter                         $3,000,000
===========================================================

               i.   Section 7.21 of the Agreement hereby is amended and restated
                    ------------
in its entirety to read as follows:

               7.21 CAPITAL EXPENDITURES. With the exception of Permitted KKR Capital Expenditures, make capital expenditures in connection with new restaurants in any consecutive 12 month period in excess of the sum of (a) the amount of equity capital contributions made by FRI to Borrower for the sole purpose of permitting Borrower to make capital expenditures in connection with new restaurants, plus (b) the greater of (i) $5,000,000, or
     (ii) 25% of the combined EBITDA of the Debtors during the applicable 12 month period (as reflected in the financial statements delivered to Foothill pursuant hereto). For purposes of this Section 7.21, a restaurant shall be deemed to be a "new restaurant" if, as of any date of determination, it was opened for the first time not more CAPITAL EXPENDITURES. With the exception of Permitted KKR than 12 months prior to such date.

          5.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 2 OF THIS
               --------------------------------------------------------------
               AMENDMENT.
               ---------

          The effectiveness of the provisions of Section 2 of this Amendment is
                                                 ---------
subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received and have completed a satisfactory review of the Senior Secured Discount Note Agreement and such other agreements or documents related to the Senior Secured Discount Notes as are requested by Foothill in its reasonable discretion;

               b. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment;

                    (2) the Reaffirmation and Consent (as hereinafter defined); and

                    (3) a copy of the Senior Secured Discount Note Agreement, certified by the Secretary of FRI-MRD as being true, correct, and complete.

               c. Foothill shall have received a line increase fee of $500,000, which fee is earned in full by Foothill upon the Effective Date, but shall be due and payable by Borrower to Foothill $150,000 concurrently with the execution and delivery of this Amendment by Borrower and the balance of $350,000 due and payable by Borrower to Foothill on the HGI Closing Date, and, in each case, non-refundable when paid;

               d. The representations and warranties in Section 13 of this Amendment, the Agreement as amended by Section 2 of this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               e. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates;

               g. No material adverse change shall have occurred in the financial condition of Borrower, FRI-MRD, any Guarantor, or in the value of the Collateral; and

               h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          6.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 3 OF THIS
               --------------------------------------------------------------
               AMENDMENT.
               ---------

          The effectiveness of the provisions of Section 3 of this Amendment is
                                                 ---------
subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received a consent fee of $100,000, which fee is earned in full by Foothill, due and payable by Borrower to Foothill on the KKR Closing Date, and non-refundable when paid;

               b. Foothill shall have received evidence, satisfactory to Foothill, of the consummation of the HGI Acquisition;

               c. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment;

                    (2)  the Reaffirmation and Consent (as hereinafter defined);

                    (3) the Joinder Agreement (as hereinafter defined) executed by HGI;

                    (4) a copy of the Senior Secured Discount Note Agreement, certified by the Secretary of FRI-MRD as being true, correct, and complete;

                    (5)  a guaranty (in the form of Exhibit C attached hereto)
                                                    ---------
                         executed by HGI;

                    (6) Amendment Number One to General Continuing Guaranty and Security Agreement (in the form of Exhibit D attached
                                                            ---------
                         hereto);

                    (7) Amendment Number One to Security Agreement (in the form of Exhibit E attached hereto); and
                            ---------

                    (8) Amendment Number One to Stock Pledge Agreement (in the form of Exhibit F attached hereto).
                                 ---------

               d. Foothill shall have received evidence satisfactory to it that, contemporaneously with the HGI Closing Date, FRI-MRD shall receive the proceeds pursuant to each issuance of the Senior Secured Discount Notes.

               e. Foothill shall have received a certificate of status with respect to HGI, dated within 20 days of the HGI Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of HGI, which certificate shall indicate that HGI is in good standing in such jurisdiction;

               f. Foothill shall have received a certificate from the Secretary of HGI attesting to the resolutions of HGI's Board of Directors authorizing its execution, delivery, and performance of its guaranty and authorizing specific officers of HGI to execute the same, and authorizing its performance of the Agreement as modified by this Amendment.

               g. Foothill shall have received certificates of status with respect to HGI, dated within 20 days of the HGI Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which HGI's failure to be duly qualified or licensed would result in a Material Adverse Change, which certificates shall indicate that HGI is in good standing in such jurisdictions;

               h. Foothill shall have received, in form and substance satisfactory to Foothill, an opinion of Borrower's and Guarantors' counsel with respect to the authorization, execution and delivery of the HGI Acquisition Agreements by FRI or FRI-MRD, as applicable, and such other related matters as Foothill may reasonably request;

               i. Foothill shall have received such amended and restated, or new Schedules to the Agreement as are necessary to reflect the addition of HGI as a Subsidiary of FRI-MRD and as a Guarantor under the Agreement, and such Schedules are reasonably satisfactory to Foothill;

               j. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated by Section 3 hereof herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, HGI, any Guarantor, Foothill, or any of their Affiliates;

               k. Foothill shall have received evidence, satisfactory to Foothill, that all of the KKR Senior Notes have been, or will be upon the consummation of the HGI Acquisition, redeemed.

               l. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          7.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 4 OF THIS
               --------------------------------------------------------------
               AMENDMENT.
               ---------

          The effectiveness of the provisions of Section 4 of this Amendment is
                                                 ---------
subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received evidence, reasonably satisfactory to Foothill, of the consummation of the KKR Merger;

               b. Foothill shall have received executed but unfiled financing statements and fixture filings relative to the assets of KKR;

               c. Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment;

                    (2)  the Reaffirmation and Consent (as hereinafter defined);

                    (3) the Joinder Agreement (as hereinafter defined) executed by KKR;

                    (4)  a guaranty (in the form of Exhibit G attached hereto)
                                                    ---------
                         executed by KKR;

                    (5) a certificate from an appropriate officer of KKR regarding the depositaries at which KKR maintains deposit accounts and account numbers of each of such deposit accounts, together with notification letters to such depositaries pursuant to Section 9302(g) of the Code;

                    (6) the Guarantor Security Agreement (in the form of Exhibit H attached hereto) executed by KKR; and
                         ---------

                    (7) Amendment Number One to Stock Pledge Agreement (in the form of Exhibit F attached hereto).
                                 ---------

               d. Foothill shall have received a certificate from the Secretary of KKR attesting to the resolutions of KKR's Board of Directors authorizing its execution, delivery, and performance of its guaranty, the Guarantor Security Agreement, and authorizing specific officers of such Obligor to execute the same, and authorizing its performance of the Agreement as amended by this Amendment;

               e. Foothill shall have received a certificate of status with respect to KKR, dated within 20 days of the KKR Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of KKR, which certificate shall indicate that KKR is in good standing in such jurisdiction;

               f. Foothill shall have received certificates of status with respect to KKR, dated within 20 days of the KKR Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which KKR's failure to be duly qualified or licensed would result in a Material Adverse Change, which certificates shall indicate that KKR is in good standing in such jurisdictions;

               g. Foothill shall have received, in form and substance satisfactory to Foothill, an opinion of Borrower's and Guarantors' counsel with respect to the effectiveness of the KKR Merger as of the KKR Closing Date, the security interests and liens of Foothill with respect to the assets of KKR and such other matters as Foothill may reasonably request;

               h. Foothill shall have received, in form and substance satisfactory to Foothill, evidence that the certificates of merger with respect to the KKR Merger have been filed with the Secretary of State of the State of Delaware and the KKR Merger is valid and effective in accordance with the terms and provisions of the KKR Merger Agreements and the applicable corporation statute of the State of Delaware.

               i. With respect to KKR, Foothill shall have received a certificate of insurance, together with the endorsements thereto, as is required by Section 6.8 of the Agreement, the form and substance of which shall be
   -----------
reasonably satisfactory to Foothill and its counsel;

               j. Foothill shall have received such amended and restated, or new Schedules to the Agreement as are necessary to reflect the addition of KKR as a Subsidiary of FRI-MRD and as a Guarantor under the Agreement, and such Schedules are reasonably satisfactory to Foothill;

               k. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the KKR Merger shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates;

               l. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          8.   CONDITIONS SUBSEQUENT.  As a condition subsequent to the
               ---------------------
effectiveness of the increase in the Maximum Amount and the other amendments related thereto set forth in Section 2 hereof, each of FRI-MRD and Borrower
                             ---------
shall perform or cause to be performed the following (the failure by FRI-MRD or Borrower to so perform or cause to be performed constituting an Event of Default under the Agreement):

               a. within 30 days of the Effective Date, Foothill shall have received an opinion of counsel of Borrower, FRI-MRD, and the other Guarantors, regarding the authorization, execution, delivery and enforceability of the Amendment, in form and substance reasonably satisfactory to Foothill; provided,
                                                                      --------
however, that until Foothill shall have received such opinion, the Line Increase
-------
Blockage Amount shall be $20,000,000 notwithstanding any reductions in the Line Increase Blockage Amount pursuant to the terms of the Agreement, as amended hereby;

               b. within 30 days of the Effective Date, Foothill shall have received a certificate from the Secretary of each Obligor attesting to the resolutions of such Obligor's Board of Directors authorizing its execution, delivery, and performance of this Amendment and authorizing specific officers of such Obligor to execute the same; and

               c. within 30 days of the Effective Date, Foothill shall have received a duly executed collateral assignment of rights with respect to the rights of FRI or any of its Subsidiaries under the KKR Credit Facility, and shall have received any notes or other instruments evidencing KKR's Indebtedness under the KKR Credit Facility.

          9.   CONSENT TO KKR CREDIT FACILITY.  Notwithstanding anything herein
               ------------------------------
or in the Agreement to the contrary but without affecting future compliance with the provisions of the Agreement including Section 3.2 thereof, upon the
                                          -----------
satisfaction of the conditions set forth in Section 5 hereof, and pursuant to
                                            ---------
the terms and conditions of the Agreement and this Amendment, Foothill hereby
(a) consents to the financial arrangement pursuant to which FRI-MRD or one of its Subsidiaries has agreed to make loans or other advances to KKR, in an amount not to exceed $3,000,000, in the aggregate, outstanding at any one time, and (b) agrees that such financial arrangements shall constitute Permitted Investments pursuant to the Agreement as amended by this Amendment.

          10.  CONSENT TO SENIOR SECURED DISCOUNT NOTES.  Notwithstanding
               ----------------------------------------
anything herein or in the Agreement to the contrary but without affecting future compliance with the provisions of the Agreement including Section 3.2 thereof,
                                                          -----------
upon the satisfaction of the conditions set forth in Section 6 hereof, and
                                                     ---------
pursuant to the terms and conditions of the Agreement and this Amendment, Foothill hereby (a) consents to the incurrence by FRI-MRD of up to $24,000,000 in aggregate principal amount of Indebtedness on the terms set forth in the Senior Secured Discount Notes and the Senior Secured Discount Note Agreement, and (b) agrees that such Indebtedness shall constitute permitted Indebtedness pursuant to Section 7.1(b) of the Agreement as amended by this Amendment.
            --------------

          11.  CONSENT TO HGI ACQUISITION.  Notwithstanding anything herein or
               --------------------------
in the Agreement to the contrary but without affecting future compliance with the provisions of the Agreement including Section 3.2 thereof, upon the
                                          -----------
satisfaction of the conditions set forth in Section 6 hereof, and pursuant to
                                            ---------
the terms and conditions of the Agreement and this Amendment, Foothill hereby consents to the acquisition by FRI-MRD from KKR of all of the issued and outstanding shares of Stock of HGI.

          12.  CONSENT TO KKR MERGER.  Notwithstanding anything herein or in the
               ---------------------
Agreement to the contrary but without affecting future compliance with the provisions of the Agreement including Section 3.2 thereof, upon the satisfaction
                                      -----------
of the conditions set forth in Section 7 hereof, and pursuant to the terms and
                               ---------
conditions of the Agreement and this Amendment, Foothill hereby consents to the KKR Merger.

          13.  REPRESENTATIONS AND WARRANTIES.  Each Borrower party hereto and
               ------------------------------
FRI-MRD hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute each Borrower party hereto and FRI-MRD's legal, valid, and binding obligation, enforceable against each Borrower party hereto and FRI-MRD in accordance with their terms.

          14.  REAFFIRMATION AND CONSENT.  Concurrently herewith, FRI-MRD and
               -------------------------
Borrower shall cause each current Guarantor to execute and deliver to Foothill the Reaffirmation and Consent attached hereto as Exhibit A (the "Reaffirmation
                                                 ---------
and Consent").

          15.  JOINDER AGREEMENT.  Concurrently with the consummation of the HGI
               -----------------
Acquisition and the KKR Merger, Borrower shall cause HGI or KKR, as the case may be, to execute and deliver to Foothill the Joinder Agreement in the form of Exhibit B (the "Joinder Agreement").
---------

          16.  EFFECT ON AGREEMENT.  The Agreement, as amended hereby, shall be
               -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          17.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.  Section 13 of the
               ------------------------------------------
Loan Agreement is incorporated herein by this reference as though fully set forth herein.

          18.  MISCELLANEOUS.
               -------------

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c.   Upon the effectiveness of Section 3 of this Amendment, HGI
                                              ---------
shall be deemed a Guarantor under the Loan Agreement and each reference in the Loan Documents to "Guarantors" or words of like import shall include HGI.

               d. Upon the effectiveness of Section 4 of this Amendment, KKR shall be deemed a Guarantor under the Loan Agreement and each reference in the Loan Documents to "Guarantors" or words of like import shall include KKR.

               e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                              FRI-MRD CORPORATION,
                              a Delaware corporation



                              By /s/ Robert Trebing, Jr.
                                ------------------------------
                              Title: President
                                    --------------------------

                              EL TORITO RESTAURANTS, INC.,
                              a Delaware corporation



                              By /s/ Robert Gonda
                                ------------------------------
                              Title: Treasurer
                                    --------------------------

                              CHI-CHI'S INC.,
                              a Delaware corporation



                              By /s/ Robert Gonda
                                ------------------------------
                              Title: Treasurer
                                    --------------------------


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By /s/
                                ------------------------------
                              Title:
                                    --------------------------

                                     -S-1-

                                  EXHIBIT  A
                                  ----------

                           Reaffirmation and Consent

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four to Loan and Security Agreement, dated as of June 9, 1998 (the "Amendment").
Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by internal laws of the State of California as more fully set forth in Section 13 of the Loan Agreement.

     FAMILY RESTAURANTS, INC.,
     a Delaware corporation
     FRI-MRD CORPORATION,
     a Delaware corporation
     FRI-ADMIN CORPORATION,
     a Delaware corporation
     EL TORITO FRANCHISING COMPANY,
     a Delaware corporation
     CCMR OF TIMONIUM, INC.,
     a Delaware corporation
     CCMR OF MARYLAND, INC.,
     a Delaware corporation
     CHI-CHI'S OF KANSAS, INC.,
     a Kansas corporation

     CHI-CHI'S OF GREENBELT, INC.,
     a Kentucky corporation
     CHI-CHI'S FRANCHISE OPERATIONS CORPORATION, a Kentucky corporation
     CCMR OF CATONSVILLE, INC.,
     a Kentucky corporation
     CCMR OF GREENBELT, INC.,
     a Kentucky corporation
     CCMR OF RITCHIE HIGHWAY, INC.,
     a Kentucky corporation
     CHI-CHI'S MANAGEMENT CORPORATION,
     a Kentucky corporation
     CCMR OF HARFORD COUNTY, INC.,
     a Kentucky corporation
     CHI-CHI'S OF SOUTH CAROLINA, INC.,
     a Kentucky corporation
     MAINTENANCE SUPPORT GROUP, INC.,
     a Kentucky corporation
     CCMR OF FREDERICK, INC.,
     a Kentucky corporation
     CCMR OF INNER HARBOR, INC.,
     a Kentucky corporation
     CHI-CHI'S OF WEST VIRGINIA, INC.,
     a Kentucky corporation
     CCMR ADVERTISING AGENCY, INC.,
     a Kentucky corporation
     CCMR OF GOLDEN RING, INC.,
     a Kentucky corporation


     By _____________________________

     Title: _________________________


     CCMR OF CUMBERLAND, INC.,
     a Kentucky corporation


     By _____________________________

     Title: Authorized Signatory

                                  EXHIBIT  B
                                  ----------
                                    FORM OF
                               JOINDER AGREEMENT


                              ____________, 1998


Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025-3333
Attention:  Business Finance Division Manager

                         Re:  Family Restaurants, Inc. Joinder Agreement
                              ------------------------------------------

Ladies and Gentlemen:

          Reference hereby is made to that certain Loan and Security Agreement, dated as of January 10, 1997 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"), by and between Foothill Capital Corporation, a California corporation ("Lender"), on the one hand, and Family Restaurants, Inc., a Delaware corporation, FRI-MRD Corporation, a Delaware corporation, El Torito Restaurants, Inc., a Delaware corporation, Chi-Chi's, Inc., a Delaware corporation, and each of their Subsidiaries (individually and collectively, the "Obligors"), on the other hand. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          This Joinder Agreement is executed and delivered by the entity identified as the New Guarantor on the signature page hereof (the "New Guarantor") in favor of Lender.

          SECTION 1.  Joinder.  The New Guarantor hereby joins in and agrees to
                      -------
be bound by Section 15.11 of the Loan Agreement and any other Loan Document to
            -------------
which any Guarantor is a party, and, in so doing, hereby becomes a Guarantor.


          SECTION 2.  Representations and Warranties.  The New Guarantor hereby
                      ------------------------------
represents and warrants to Lender that: (a) the execution, delivery, and performance of this Joinder Agreement and any other Loan Document to which the New Guarantor is party are within its corporate (or equivalent) powers, have been duly authorized by all necessary corporate (or equivalent) action, and do not and will not (i) violate any provision of federal, state, or local law or regulation, the Governing Documents of the New Guarantor, or any order, judgment, or decree of any court or other governmental authority binding on the New Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of the New Guarantor, (iii) result in or require the creation or imposition of any Lien of any material nature whatsoever upon any material properties or assets of any Obligor, other than Permitted Liens, or (iv) require any approval of Stockholders (or equivalent) or any approval or consent of any Person under any material contractual obligation of the New Guarantor, other than those already obtained prior to the effective date hereof; (b) this Joinder Agreement and any and all other Loan Documents to which the New Guarantor is party constitute its legal, valid, and binding obligations, enforceable against the New Guarantor in accordance with their respective terms; (c) the chief executive office of the New Guarantor is located at 18831 Von Karman Avenue, Irvine, California 92612;
(d) the FEIN of the New Guarantor is set forth following the name of the New Guarantor on the signature page hereof; and (e) each other representation and warranty applicable to the New Guarantor as a Guarantor under the Loan Documents is and will be true and correct as of the date hereof.

          SECTION 3.  Binding Effect.  This Joinder Agreement is binding upon
                      --------------
and enforceable against the New Guarantor and its successors and assigns. It shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

          SECTION 4.  Notices.  Notices to the New Guarantor shall be given in
                      -------
the manner set forth in Section 12 of the Loan Agreement.
                        ----------

          SECTION 5.  Loan Document.  This Joinder Agreement is a Loan Document.
                      -------------

          SECTION 6.  Loan Document References.  (a) Each reference in the Loan
                      ------------------------
Agreement and the other Loan Documents to "Guarantor", or words of like import referring to the Guarantors shall include and refer to the undersigned New Guarantor; and (b) each reference in the Loan Documents to this "Agreement", "hereunder", "herein", "hereof", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement, or other Loan Document to which New Guarantor is a party shall mean and refer to such Loan Document as supplemented by this Joinder Agreement.

          SECTION 7.  Further Assurances.  The New Guarantor and the other
                      ------------------
Obligors shall execute and deliver to Lender all [financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, mortgages, deeds of trust, assignments, supplements in respect of any of the foregoing, endorsements of certificates of title, applications for title, schedules of accounts] affidavits, reports, notices, letters of authority, and all other documents that Lender may reasonably request, in form satisfactory to Lender, [to perfect and continue perfected Lender's security interests in the Collateral and] in order to fully consummate all of the transactions contemplated under this Joinder Agreement and the Loan Documents.

     (The text contained between the square brackets in Section 7 is only applicable to the Joinder Agreement to be executed by KKR).

          SECTION 8.  Counterparts.  This Joinder Agreement may be executed in
                      ------------
any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart. Delivery of an executed counterpart of this Joinder Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Joinder Agreement. Any party delivering an executed counterpart of this Joinder Agreement by telefacsimile also shall deliver an original executed counterpart of this Joinder Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder Agreement.


                          [Signature page to follow.]

     IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                              NEW GUARANTOR:

                              _______________________________,
                              a _________ corporation


                              By:__________________________
                                 Title:

                              FEIN: _______________________


Acknowledged and Agreed:

FRI-MRD CORPORATION
EL TORITO RESTAURANTS, INC.
CHI-CHI'S, INC.


By___________________________
Title:_______________________


FOOTHILL CAPITAL CORPORATION


By___________________________
Title:_______________________

                   Second Amended and Restated Schedule 7.1
                   ----------------------------------------

                                 INDEBTEDNESS

[TO BE PREPARED BY BORROWER ON THE BASIS OF EXISTING AMENDED AND RESTATED
SCHEDULE 7.1 TO THE AGREEMENT, REFLECTING THE CURRENT BALANCES FOR ALL EXISTING SCHEDULED DEBT AS OF ___________, 1998 AND INCORPORATING THE ADDITIONAL SENIOR DISCOUNT NOTES IN THE AMOUNT OF $24,000,000.]